UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2006

CALIFORNIA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-50375

(Commission File Number)

98-0389524

(IRS Employer Identification No.)

#312, 407 – 2nd Street SW, Calgary, AB, T2P 2Y3

(Address of principal executive offices and Zip Code)

403-261-1965

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 1, 2006, we appointed Mel Trethart to our board of directors.

Mr. Trethart has in excess of 35 years experience in engineering operations and management of domestic and international projects.

After graduating from the University of Manitoba with a Bachelor of Science degree in Civil Engineering, Mr. Trethart spent 30 years in increasingly responsible engineering and management positions with Amoco Production Company subsidiaries in Canada, Trinidad and the Congo (Brazzaville). His responsibilities included all aspects of drilling, production, engineering and maintenance including heading up Canada’s Heavy Oil Engineering Group, and serving as President and General Manager of Amoco Congo Exploration Company.

From 1995 to 1999, he was the in-country Operations Manager for Arakis Energy’s subsidiary State Petroleum Corporation in Sudan, during the formative stage of a project now producing 350,000 barrels of oil per day.

Mr. Trethart worked with Scimitar Production Egypt Ltd. a subsidiary of Rally Energy Corp. as the in-country General Manager, Egypt Operations from 2002 through 2005. Mel is currently Operations Manager for National Petroleum Company in Cairo, Egypt.

On May 1, 2006, we appointed Norman S. Johnson as our chief financial officer.

Mr. Johnson has over 30 years of energy sector experience and has held senior managerial positions in both financial and administrative roles with publicly traded and privately held corporations.

Mr. Johnson is currently the Chief Financial Officer for Highview Resources Ltd. a publicly traded oil and gas company listed on the TSX Venture Exchange. Mr Johnson was formerly an officer of a number of publicly traded companies including Constellation Oil and Gas Company and Arakis Energy Corp.

Mr. Johnson graduated from the Southern Alberta Institute of Technology in 1975 with an Accounting & Business Administration Diploma, Accounting Major. In 1978 Mr. Johnson received his Certified Management Accountant designation (“CMA”). Mr. Johnson is currently a member in good standing of the Certified Management Accountants of Alberta.

The news release announcing the appointments of Mr. Trethart and Mr. Johnson is attached as Exhibit 99.1 to this Form 8-K.

Our board of directors currently consists of Messrs. John McLeod, Ernie Pratt and Mel Trethart.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release dated May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA OIL & GAS CORPORATION

/s/ John McLeod

John McLeod,

President, Secretary, Treasurer and Director

Date: May 4, 2006